Exhibit 10.14

Sale and Purchase Agreement

Dated August 15, 2018

Part 1  Purchase Agreement

Buyer: Hebei Yuandong Communication System Engineering Co., Ltd.

Seller: Cloudminds (Chengdu) Technologies Co., Ltd.

Whereas the Buyer intends to buy smart device (hereinafter referred to as “contractual product”) from the Seller and the Seller agrees to supply to the Buyer the above-mentioned contractual products, the Buyer and the Seller hereby enter into this agreement for the purchase of contractual products.

I. Definition

All terms in this Agreement shall have the same meaning as those in general terms and special terms.

II. Components

The following documents shall form a part of this Agreement:

1. Minutes, agreements and other documents reached by both parties during the performance of this Agreement;

2. Purchase Agreement and its appendixes;

3. Notice of Award (Signing), if any;

4. Special terms and its appendixes;

5. General terms;

6. Invitation to bid and bid document, if any;

7. Other documents forming a part of this Agreement.

All components of this Agreement shall interpret each other. In case of discrepancy, they shall be interpreted in the sequence in which they are listed above.

Each document shall include the supplement and amendment to it developed by any party involved, and the latest version shall prevail in case of multiple versions. The Seller commits that is has fully satisfy the invitation to bid issued by the Buyer except those already clarified by the deviation list. In case of any discrepancy between the invitation to bid and the bid document, the Buyer shall have the right to choose to rely on the invitation to bid or the bid document.

Any document in relation to the Agreement formed in the process of the performance hereof shall constitute a component of the Agreement, and its priority of interpretation shall depend on its nature.

III. Contract Subject

As for the name, specification, model and quantity of contractual products agreed upon in the Agreement by both parties, please refer to Appendix 1: List of Priced Contractual Products.

IV. Contract Price and Payment

1. The contract price is (in words) RMB * (￥*) (tax included).

2. Payment of contract price

The contract price shall be paid in the following method:

The contract price hereunder shall be paid in the following mode: the Buyer shall pay 100% contract price to the Seller within 30 working days after the signing hereof, and the Seller shall issue a VAT invoice in full amount of the contract price to the Buyer, deliver all contractual products at the time and to the place stipulated in the Agreement, and complete the installation and commissioning of all products within 30 working days after the Seller receives the payment. After that the Buyer may accept those products in writing.

V. Delivery

(1) The Seller shall deliver all products, complete the installation and commissioning and have those products accepted by the Buyer in writing within 100 days after the signing hereof.

(2) The place of delivery designated by the Buyer: Unit E1, West Zone, Office No. 54, No. 21, Changsheng Avenue, Luquan Economic Development Zone, Shijiazhuang, Hebei Province, Telephone: *. After products are handed over to the Buyer, the ownership and the risk of damage and loss shall be transfered to the Buyer.

(3) The Seller shall undertake or cause others to undertake the transportation at its own cost;

VI. Quality Assurance

The Seller commits to provide a warranty period of 24 months (inclusive) for the products supplied. Other agreements regarding quality assurance are provided in general terms.

VII. Commitment

1. The Seller commits to provide the Buyer with satisfactory contractual products and services as agreed in the Agreement.

2. Without the consent of the Buyer, the Seller shall not transfer it creditor’s right hereunder (contract price and other rights) to any third party, provide security for any third party or handle any factoring.

3. The Buyer shall pay the contract price to the Seller as agreed in the Agreement.

VIII Dispute Resolution

Dispute settlement method: Any dispute arising from the performance of this Agreement may be settled by friendly negotiations of both parties or by the mediation of local industrial and commercial administrative department. Where such negotiation or mediation fail, the first following method may apply:

(1) Submit the case to Beijing Arbitration Commission;

(2) File a lawsuit with the people’s court according to law.

IX. Validity

This Agreement shall take effect on the date when the legal representatives (responsible persons) of both parties or their authorized agents affix their names and official seals or contract seals hereon. The date of signing shall be subject to the date when the last party affixes its name and official seal or contract seal hereon.

X. Counterparts

This Contract is made in four counterparts, with the Buyer holding two counterparts and the Seller holding two. All counterparts shall have the same legal effect.

(Intentionally left blank below)

Signature Page

Buyer: Hebei Yuandong Communication System Engineering Co., Ltd.		Seller: Cloudminds (Chengdu) Technologies Co., Ltd.

By:	/s/ Fuxin Lu	By:	/s/ Jingxi Zhang

Name:	Fuxin Lu	Name:	Jingxi Zhang

Title:	Authorized Signatory	Title:	Authorized Signatory

Date:	August 15, 2018	Date:	August 15, 2018

Address: Unit E1, West Zone, Office No. 54, No. 21, Changsheng Avenue, Luquan Economic Development Zone, Shijiazhuang, Hebei Province		Address: 3/F, 4/F, 5/F, Building No. 17, No. 1999, Middle Section, Yizhou Avenue, Chengdu Hi-tech Industrial Development Zone China (Sichuan) Pilot Free Trade Zone

Contact:		Contact:

Telephone:		Telephone:

Fax:		Fax:

Email:		Email:

Bank of deposit: *		Bank of deposit: *

Account No.: *		Account No.: *

Unified Social Credit Code: 91130000104360801H		Unified Social Credit Code: 91510100MA61RRPK2U

Appendix 1: List of Priced Contractual Products

List of Priced Contractual Products

Product Name	Product Description	Unit Price (tax included) (yuan)	Unit	Quantity	Contract Price (tax included) (yuan)	Delivery Term	Place of Delivery
Smart device	Smart device A901	*	Set	*	*	The latest delivery date shall be no later than December 31, 2018	Designated by the Buyer
Smart device	Smart device S9	*	Set	*	*	The latest delivery date shall be no later than December 31, 2018	Designated by the Buyer
Total	RMB * YUAN				*

Note:

Terms of service: the Seller shall provide the Buyer with private network access, enterprise mobility management (EMM) service and other contents and services in relation to cloud-based artificial intelligence, encrypted network, cloud service and AI application.

• Private network access: the terminal can access to private network and achieve automatic security access at system level and application level.

• Enterprise mobility management (EMM): the terminal is provided with an EMM control interface to support cloud-based security management of devices on EMM back-end management platform.

The term of service is two years, during which the Seller will not charge the Buyer any other expense. Upon the expiry of the term of service, the Buyer and the Seller may otherwise negotiate on the service charge according to the actual condition and renew the Agreement.

The first year private network access and EMM services included in the two-year services are provided for free.

Part 2    General Terms

1. Contract Subject

1.1 Please refer to the List of Priced Contractual Products for the name, brand, specification, model and quantity of the products supplied by the Seller to the Buyer.

1.2 The Seller shall provide the Buyer with brand-new, technically-leading and reliable products, and shall guarantee that such products do not infringe upon the legal rights of any third party (including but not limited to intellectual property right). Please refer to the “Technical Specification” for detailed requirements.

1.3 The products supplied by the Seller shall comply with national or industrial technical standards. Where the technical standards of the manufacturer are superior to national or industrial technical standards, the technical standards of the manufacturer shall prevail.

1.4 The Seller shall provide technical data and services in relation to the installation and use of products.

1.5 The Seller shall guarantee that the contractual products it delivers to the Buyers according to the Agreement are free from any defect of right, any mortgage, pledge, lien or other security interest, the intellectual property right of any third party, or any affiliated interest or restricted interest of any kind, and are not sealed up, detained or frozen by any government or judicial organ. The Seller holds legal and complete title, intellectual property right and other rights to contractual products. By delivering contractual products, providing service and performing other obligations hereunder, the Seller will not violate its Articles of Association, or go beyond its business scope or mode, or violate any agreement or commitment entered into with any third party, or violate any order imposed on it by any governmental department, judicial organ or arbitration organ. The Seller shall protect the Buyer from any claim, allegation or request against the Buyer for the contractual product’s infringement on any intellectual property right, otherwise the Seller shall compensate the Buyer for any and all losses caused thereby (including but not limited to direct loss, indirect loss, attorney fee, litigation cost or arbitration cost, etc.).

2. Contract Price

The contract price refers to the total cost required by the Seller to transport the contracted products to the place of delivery agreed upon in the Agreement and fulfill other contractual obligations, including but not limited to the price and packaging fee of contractual products, insurance fee, various taxes, transportation and miscellaneous fees, unloading fees, technical data fees, installation and commissioning fees, training fees, technical service fees, etc.

The Buyer has the right to deduct from the contractual price payable to the Seller any liquidated damage, compensation or other expenses that the Seller should pay to the Buyer as agreed in the Agreement.

3. Delivery

3.1 The Seller shall deliver the products under this Agreement to the Buyer at the time, place and manner designated by the Buyer.

The Seller shall submit two sets of technical data (including but not limited to drawings required for installation and use of products and the certificate of conformity) to the Buyer accompanied by the products, otherwise it shall be deemed a delay of delivery.

3.2 The Seller shall be responsible for transportation of products and shall bear all the cost incurred thereby.

3.3 The actual date of delivery shall be the date when the contractual products conforming to the requirements herein (including spare parts) arrive at the place of delivery agreed upon in the Agreement.

3.4 The Seller shall bear all risks of damage and loss of products before products are handed over to the Buyer.

3.5 The shipment by the Seller shall follow the notice of shipment uniformly sent by the Buyer or the unit designated by the Buyer, otherwise such shipment will not be settled.

3.6 Within 3 working days after the Seller receives the notice of shipment sent by the unit designated by the

Buyer, the Seller shall submit the shipment plan to such unit by email or in other written form. Where the Seller fails to submit the shipment plan to the Buyer on schedule, it shall pay the Buyer a liquidated damage at 0.05% of the contract price for each day of delay.

3.7 After products arrive at the place of delivery and are handed over to the Buyer, the Seller shall send the bill of acceptance to the unit designated by the Buyer within 3 working days, otherwise it shall pay the Buyer a liquidated damage at 0.05% of the contract price for each day of delay.

4. Packaging and Labeling

4.1 All contractual products delivered by the Seller shall conform to relevant regulations regarding the indicative signs for packaging and storage, be packaged in line with the latest rules of the competent national authority, and meet packaging requirements such as long-distance transportation, withstanding horizontal stress, vertical force, multiple handling, loading and unloading, moisture proof, shockproof and shatterproof. The Seller shall indicate the name and model of product on the package, and apply protective measures against impact, mildew, rust, corrosion, frost and burglary on contractual products in accordance with their features. Before contractual products are packaged, the Seller shall download, produce and attach identity code tags on them as required by the Buyer, maintain the identity code tags on a designated platform, check and clean different parts to remove all foreign objects and ensure all parts are in place.

4.2 It is strictly forbidden to use pines to package contractual products (including cartons, cable trays, skids and fixed brackets made of pines). If other wooden material is used for packaging, the Seller shall notify the Buyer before shipment and obtain the Plant Quarantine Certificate from local forest quarantine department. Such certificate shall, being an attachment, accompany the products to be delivered to the Buyer and act as one of the certificates for inspection and acceptance, otherwise the Buyer has the right to reject the products, in which case the Seller shall pay the Buyer a liquidated damage of no less than RMB 5,000 for each consignment.

5. Inspection upon Arrival

5.1 After the products arrive at the place of delivery, the Buyer shall inspect the package, appearance and quantity of products, and issue a bill of acceptance to the Seller after accepting the products. In case the products suffer any damage, defect, shortfall or noncompliance with the quality standards and regulations specified in the Agreement not for the reason of the Buyer, the Seller shall, upon the receipt of the notice from the Buyer, repair, replace or complement such parts as soon as possible at its own cost.

5.2 The inspection mentioned above shall be carried out on site. The Seller shall not be relieved of or exempted from any quality liability borne by it as specified in the Agreement even if no nonconformity was found in on-site inspection or the Seller has repaired, replaced or complemented the parts in question as required by the Buyer.

6. Installation and Quality Assurance

6.1 The Seller commits to provide a warranty period of 24 months (inclusive) for the products supplied. Where national laws and regulations specify a longer warranty period, such laws and regulations shall apply. During the warranty period, if any defective equipment or part is repaired or replaced due to the Seller, which leads to the suspension of product transportation or affects the normal operation, the warranty period of products shall recommence from the time such defect is removed by the Seller, and all the losses incurred therefrom shall be borne by the Seller. If a defect is found on an equipment or part during the warranty period but the normal operation of products is not affected, the warranty period of such equipment or part, once being repaired or replaced, shall recommence. The Seller shall provide “three-guarantee” services for the products it provides before the expiry of the warranty period.

6.2 The Seller commits that the service life of products shall be no less than 2 years. Where any defect or malfunction is found on products due to the design, material or process of the Seller, the Seller shall repair or replace the defective equipment or part free of charge according to the requirements of the Buyer.

6.3 If any defect or malfunction is found on the contractual products provided by the Seller, which violates any provision in the Agreement, during the period from the date products are delivered to the place of delivery to the date the warranty period expires, the Buyer shall have the right to ask the Seller to take any one of the following remedies:

6.3.1 Repair nonconforming contractual products at the cost of the Seller to make them comply with the requirements herein. The repair shall be finished within 30 days (inclusive) unless otherwise agreed by the Buyer.

6.3.2 Replace nonconforming products with conforming ones at the cost of the Seller. The replacement shall be finished within 30 days (inclusive) unless otherwise agreed by the Buyer.

6.3.3 The Buyer returns the defective products to the Seller and the Seller transports the returned products out of the installation site. In this case, the Seller shall refund all contract price it has collected, and bear any additional cost of the Buyer on installation, uninstallation, transportation, insurance and purchase of alternative products incurred therefrom.

6.4 The products provided by the Seller to the Buyer shall not infringe upon the right of any third party. The Seller shall protect the Buyer from any action or claim raised by any third party against the Buyer on the infringement upon its any patent, registered design, copyright, trademark, commodity name, other intellectual propriety right or industrial design right due to the Buyer’s use of such products or any part hereof. In case the Buyer suffers any such claim or action, the Seller shall defend the Buyer against and assume any and all losses and damages caused thereby, in which case the Buyer shall have the right to rescind the Agreement and the Seller shall pay a liquidated damage, as much as 10% of the total contract price, to the Buyer.

7. Responsibility for Breach of Contract

7.1 Where the Seller fails to perform or unsatisfactorily performs its obligations hereunder, the Buyer shall be entitled to request the Seller to bear responsibilities for breach of contract liabilities by continuing to perform this Agreement, compensating the Seller for all losses or paying the liquidated damage.

7.1.1 If the Seller delays the delivery against the Agreement, the Buyer shall be entitled to claim a liquidated damage from the Seller at 1‰ of the contract price for each day of delay.

7.1.2 If the Seller fails to perform its obligation of repair and replace in accordance with Article 6.6.1 and Article 6.6.2 hereof, the Buyer shall be entitled to claim a liquidated damage from the Seller at 1‰ of the contract price for each day of violation.

7.1.3 If the project of the Buyer fails to be launched on schedule due to the quality issue or late delivery of the Seller’s products, the Seller shall pay the Buyer a liquidated damage at 0.1% of the contract price for each day of delay.

7.1.4 If any contractual product cannot be used properly due to a defect in the Seller’s design, material or manufacturing during the warranty period, the Seller shall pay the Buyer a liquidated damage at 2% of the contract price for each occurrence.

7.1.5 The Buyer shall be entitled to rescind the Agreement and request the Seller to refund all or part of the payment the Buyer has already made in one of the following cases; the Buyer shall also be entitled to request the Seller to pay a liquidated damage at 20% of the contract price in full or in part in the 1st, 2nd and 4th following case:

(1) Products provided by the Seller cannot be used at all;

(2) The Buyer cannot supply any longer, as clearly expressed by the Seller, or as reasonably believed by the Buyer;

(3) The total amount of liquidated damaged paid by the Seller reach 20% of the total contract price;

(4) The Seller fails to rectify any of its violating acts within the given time after the notice of the Buyer.

Where the Agreement is terminated by the Buyer, the Buyer shall be entitled to buy the products similar to those under this Agreement in the conditions and ways it deems proper, with any extra expenses borne by the Seller.

7.1.6 Where the liquidated damage paid by the Seller as agreed herein is insufficient to cover the loss of the Buyer, the shortfall shall also be paid by the Seller to the Buyer.

7.2 Where the Buyer delays the payment of the contract price, it shall pay a liquidated damage for the delayed products, calculated based on the benchmark interest rate for loan of current period stipulated by the People’s Bank of China to the Seller.

8. Force Majeure

8.1 Force majeure events mentioned in this Contract refer to objective circumstances that are unforeseeable, unavoidable and insuperable, including but not limited to natural disasters, wars, armed conflicts, social turmoils, riots or other events defined as force majeure in accordance with this article.

8.2 Where the performance of either party’s contractual obligation hereunder is affected by a force majeure event, the performance of such contractual obligation may be postponed or exempted in full or in part in accordance with the influence degree and scope of such force majeure event. However, the affected party shall take very measure necessary to minimize the delay or other adverse impact of such force majeure event, and immediately notify the other party once such impact is eliminated. Neither party shall be allowed to ask for the adjustment of contract price by the reason of delay caused by force majeure.

8.3 The party affected by the force majeure event shall, within 2 weeks (inclusive) after the occurrence, obtain the proof of such force majeure event from the relevant authority, and send such proof to the other party for confirmation by fax or in other written form. Otherwise, the affected party shall have no right to ask for a relief or exemption of contractual obligation for the reason of force majeure.

8.4 If the impact of a force majeure event has already reached, or is expected to reach, 120 days (inclusive), either party shall have the right to terminate the Agreement. Any subsequent issue caused by this Agreement therefrom shall be settled via friendly negotiations of both parties.

9. Applicable Law

The conclusion, interpretation, performance and dispute resolution of this Agreement shall be governed by the laws of the People’s Republic of China.

10. Dispute Resolution

The method of dispute resolution is specified in the Purchase Agreement.

11. Contract Validity

The conditions for validity of this Agreement are specified in the Purchase Agreement.

12. Counterparts

The number of counterparts is agreed upon in the Purchase Agreement.

13. Confidentiality

Both parties and their respective employees and agents shall bear confidentiality liability for the client information, technical information, price, offer, discounts, market, product information and other information provided by the other party in any form, and shall not disclose such confidential information to any third party. The provisions specified in this part shall survive the termination of this Agreement.

(Intentionally left blank below)

Part 3    Special Terms

Special terms shall constitute amendments or supplements to the general terms upon the negotiations by both parties hereto. Where there is any discrepancy between special terms and general terms, the special terms shall prevail.

Item	Article	Content
\	\	\
\	\	\
\	\	\
\	\	\
\	\	\

Sale and Purchase Agreement

Dated August 27, 2018

Part 1    Purchase Agreement

Buyer: Hebei Yuandong Communication System Engineering Co., Ltd.

Seller: Cloudminds (Chengdu) Technologies Co., Ltd.

Whereas the Buyer intends to buy smart device (hereinafter referred to as “contractual product”) from the Seller and the Seller agrees to supply to the Buyer the above-mentioned contractual products, the Buyer and the Seller hereby enter into this agreement for the purchase of contractual products.

I. Definition

All terms in this Agreement shall have the same meaning as those in general terms and special terms.

II. Components

The following documents shall form a part of this Agreement:

1. Minutes, agreements and other documents reached by both parties during the performance of this Agreement;

2. Purchase Agreement and its appendixes;

3. Notice of Award (Signing), if any;

4. Special terms and its appendixes;

5. General terms;

6. Invitation to bid and bid document, if any;

7. Other documents forming a part of this Agreement.

All components of this Agreement shall interpret each other. In case of discrepancy, they shall be interpreted in the sequence in which they are listed above.

Each document shall include the supplement and amendment to it developed by any party involved, and the latest version shall prevail in case of multiple versions. The Seller commits that is has fully satisfy the invitation to bid issued by the Buyer except those already clarified by the deviation list. In case of any discrepancy between the invitation to bid and the bid document, the Buyer shall have the right to choose to rely on the invitation to bid or the bid document.

Any document in relation to the Agreement formed in the process of the performance hereof shall constitute a component of the Agreement, and its priority of interpretation shall depend on its nature.

III. Contract Subject

As for the name, specification, model and quantity of contractual products agreed upon in the Agreement by both parties, please refer to Appendix I: List of Priced Contractual Products.

IV. Contract Price and Payment

1. The contract price is (in words) RMB * (Ұ*) (tax included).

2. Payment of contract price

The contract price shall be paid in the following method:

The contract price hereunder shall be paid in the following mode: the Buyer shall pay 100% contract price to the Seller within 30 working days after the signing hereof, and the Seller shall issue a VAT invoice in full amount of the contract price to the Buyer, deliver all contractual products at the time and to the place stipulated in the Agreement, and complete the installation and commissioning of all products within 30 working days after the Seller receives the payment. After that the Buyer may accept those products in writing.

V. Delivery

(1) The Seller shall deliver all products, complete the installation and commissioning and have those products accepted by the Buyer in writing within 100 days after the signing hereof.

(2) The place of delivery designated by the Buyer: Unit E1, West Zone, Office No. 54, No. 21, Changsheng Avenue, Luquan Economic Development Zone, Shijiazhuang, Hebei Province, Telephone: *. After products are handed over to the Buyer, the ownership and the risk of damage and loss shall be transferred to the Buyer.

(3) The Seller shall undertake or cause others to undertake the transportation at its own cost;

VI. Quality Assurance

The Seller commits to provide a warranty period of 24 months (inclusive) for the products supplied. Other agreements regarding quality assurance are provided in general terms.

VII. Commitment

1. The Seller commits to provide the Buyer with satisfactory contractual products and services as agreed in the Agreement.

2. Without the consent of the Buyer, the Seller shall not transfer it creditor’s right hereunder (contract price and other rights) to any third party, provide security for any third party or handle any factoring.

3. The Buyer shall pay the contract price to the Seller as agreed in the Agreement.

VIII Dispute Resolution

Dispute settlement method: Any dispute arising from the performance of this Agreement may be settled by friendly negotiations of both parties or by the mediation of local industrial and commercial administrative department. Where such negotiation or mediation fail, the first following method may apply:

(1) Submit the case to Beijing Arbitration Commission;

(2) File a lawsuit with the people’s court according to law.

IX. Validity

This Agreement shall take effect on the date when the legal representatives (responsible persons) of both parties or their authorized agents affix their names and official seals or contract seals hereon. The date of signing shall be subject to the date when the last party affixes its name and official seal or contract seal hereon.

X. Counterparts

This Contract is made in four counterparts, with the Buyer holding two counterparts and the Seller holding two. All counterparts shall have the same legal effect.

(Intentionally left blank below)

Signature page

Buyer: Hebei Yuandong Communication System Engineering Co., Ltd.		Seller: Cloudminds (Chengdu) Technologies Co., Ltd.

By:	/s/ Fuxin Lu	By:	/s/ Jingxi Zhang

Name:	Fuxin Lu	Name:	Jingxi Zhang

Title:	Authorized Signatory	Title:	Authorized Signatory

Date:	August 27, 2018	Date:	August 27, 2018

Address: Unit E1, West Zone, Office No. 54, No. 21, Changsheng Avenue, Luquan Economic Development Zone, Shijiazhuang, Hebei Province		Address: 3/F, 4/F, 5/F, Building No. 17, No. 1999, Middle Section Yizhou Avenue, Chengdu Hi-tech Industrial Development Zone China (Sichuan) Pilot Free Trade Zone

Contact:		Contact:

Telephone:		Telephone:

Fax:		Fax:

Email:		Email:

Bank of deposit: *		Bank of deposit: *

Account No.: *		Account No.: *

Unified Social Credit Code: 91130000104360801H		Unified Social Credit Code: 91510100MA61RRPK2U

Appendix 1: List of Priced Contractual Products

List of Priced Contractual Products

Product Name	Product Description	Unit Price (tax included) (Yuan)	Unit	Quantity	Contract Price (tax included) (Yuan)	Delivery Term	Place of Delivery
Smart device	Smart device A901	*	Set	*	*	The latest delivery date shall be no later than December 31, 2018, partial delivery is allowed	Designated by the Buyer
Smart device	Smart device S9	*	Set	*	*	The latest delivery date shall be no later than December 31, 2018, partial delivery is allowed	Designated by the Buyer
Total	RMB * YUAN				*

Note:

Terms of service: the Seller shall provide the Buyer with private network access, enterprise mobility management (EMM) service and other contents and services in relation to cloud-based artificial intelligence, encrypted network, cloud service and AI application.

•Private network access: the terminal can access to private network and achieve automatic security access at system level and application level.

•Enterprise mobility management (EMM): the terminal is provided with an EMM control interface to support cloud-based security management of devices on EMM back-end management platform.

The term of service is two years, during which the Seller will not charge the Buyer any other expense. Upon the expiry of the term of service, the Buyer and the Seller may otherwise negotiate on the service charge according to the actual condition and renew the Agreement.

The first year private network access and EMM services included in the two-year services are provided for free.

Part 2    General Terms

1. Contract Subject

1.1 Please refer to the List of Priced Contractual Products for the name, brand, specification, model and quantity of the products supplied by the Seller to the Buyer.

1.2 The Seller shall provide the Buyer with brand-new, technically-leading and reliable products, and shall guarantee that such products do not infringe upon the legal rights of any third party (including but not limited to intellectual property right). Please refer to the “Technical Specification” for detailed requirements.

1.3 The products supplied by the Seller shall comply with national or industrial technical standards. Where the technical standards of the manufacturer are superior to national or industrial technical standards, the technical standards of the manufacturer shall prevail.

1.4 The Seller shall provide technical data and services in relation to the installation and use of products.

1.5 The Seller shall guarantee that the contractual products it delivers to the Buyers according to the Agreement are free from any defect of right, any mortgage, pledge, lien or other security interest, the intellectual property right of any third party, or any affiliated interest or restricted interest of any kind, and are not sealed up, detained or frozen by any government or judicial organ. The Seller holds legal and complete title, intellectual property right and other rights to contractual products. By delivering contractual products, providing service and performing other obligations hereunder, the Seller will not violate its Articles of Association, or go beyond its business scope or mode, or violate any agreement or commitment entered into with any third party, or violate any order imposed on it by any governmental department, judicial organ or arbitration organ. The Seller shall protect the Buyer from any claim, allegation or request against the Buyer for the contractual product’s infringement on any intellectual property right, otherwise the Seller shall compensate the Buyer for any and all losses caused thereby (including but not limited to direct loss, indirect loss, attorney fee, litigation cost or arbitration cost, etc.).

2. Contract Price

The contract price refers to the total cost required by the Seller to transport the contracted products to the place of delivery agreed upon in the Agreement and fulfill other contractual obligations, including but not limited to the price and packaging fee of contractual products, insurance fee, various taxes, transportation and miscellaneous fees, unloading fees, technical data fees, installation and commissioning fees, training fees, technical service fees, etc.

The Buyer has the right to deduct from the contractual price payable to the Seller any liquidated damage, compensation or other expenses that the Seller should pay to the Buyer as agreed in the Agreement.

3. Delivery

3.1 The Seller shall deliver the products under this Agreement to the Buyer at the time, place and manner designated by the Buyer.

The Seller shall submit two sets of technical data (including but not limited to drawings required for installation and use of products and the certificate of conformity) to the Buyer accompanied by the products, otherwise it shall be deemed a delay of delivery.

3.2 The Seller shall be responsible for transportation of products and shall bear all the cost incurred thereby.

3.3 The actual date of delivery shall be the date when the contractual products conforming to the requirements herein (including spare parts) arrive at the place of delivery agreed upon in the Agreement.

3.4 The Seller shall bear all risks of damage and loss of products before products are handed over to the Buyer.

3.5 The shipment by the Seller shall follow the notice of shipment uniformly sent by the Buyer or the unit designated by the Buyer, otherwise such shipment will not be settled.

3.6 Within 3 working days after the Seller receives the notice of shipment sent by the unit designated by the Buyer, the Seller shall submit the shipment plan to such unit by email or in other written form. Where the

Seller fails to submit the shipment plan to the Buyer on schedule, it shall pay the Buyer a liquidated damage at 0.05% of the contract price for each day of delay.

3.7 After products arrive at the place of delivery and are handed over to the Buyer, the Seller shall send the bill of acceptance to the unit designated by the Buyer within 3 working days, otherwise it shall pay the Buyer a liquidated damage at 0.05% of the contract price for each day of delay.

4. Packaging and Labeling

4.1 All contractual products delivered by the Seller shall conform to relevant regulations regarding the indicative signs for packaging and storage, be packaged in line with the latest rules of the competent national authority, and meet packaging requirements such as long-distance transportation, withstanding horizontal stress, vertical force, multiple handling, loading and unloading, moisture proof, shockproof and shatterproof. The Seller shall indicate the name and model of product on the package, and apply protective measures against impact, mildew, rust, corrosion, frost and burglary on contractual products in accordance with their features. Before contractual products are packaged, the Seller shall download, produce and attach identity code tags on them as required by the Buyer, maintain the identity code tags on a designated platform, check and clean different parts to remove all foreign objects and ensure all parts are in place.

4.2 It is strictly forbidden to use pines to package contractual products (including cartons, cable trays, skids and fixed brackets made of pines). If other wooden material is used for packaging, the Seller shall notify the Buyer before shipment and obtain the Plant Quarantine Certificate from local forest quarantine department. Such certificate shall, being an attachment, accompany the products to be delivered to the Buyer and act as one of the certificates for inspection and acceptance, otherwise the Buyer has the right to reject the products, in which case the Seller shall pay the Buyer a liquidated damage of no less than RMB 5,000 for each consignment.

5. Inspection upon Arrival

5.1 After the products arrive at the place of delivery, the Buyer shall inspect the package, appearance and quantity of products, and issue a bill of acceptance to the Seller after accepting the products. In case the products suffer any damage, defect, shortfall or noncompliance with the quality standards and regulations specified in the Agreement not for the reason of the Buyer, the Seller shall, upon the receipt of the notice from the Buyer, repair, replace or complement such parts as soon as possible at its own cost.

5.2 The inspection mentioned above shall be carried out on site. The Seller shall not be relieved of or exempted from any quality liability borne by it as specified in the Agreement even if no nonconformity was found in on-site inspection or the Seller has repaired, replaced or complemented the parts in question as required by the Buyer.

6. Installation and Quality Assurance

6.1 The Seller commits to provide a warranty period of 24 months (inclusive) for the products supplied. Where national laws and regulations specify a longer warranty period, such laws and regulations shall apply. During the warranty period, if any defective equipment or part is repaired or replaced due to the Seller, which leads to the suspension of product transportation or affects the normal operation, the warranty period of products shall recommence from the time such defect is removed by the Seller, and all the losses incurred therefrom shall be borne by the Seller. If a defect is found on an equipment or part during the warranty period but the normal operation of products is not affected, the warranty period of such equipment or part, once being repaired or replaced, shall recommence. The Seller shall provide “three-guarantee” services for the products it provides before the expiry of the warranty period.

6.2 The Seller commits that the service life of products shall be no less than 2 years. Where any defect or malfunction is found on products due to the design, material or process of the Seller, the Seller shall repair or replace the defective equipment or part free of charge according to the requirements of the Buyer.

6.3 If any defect or malfunction is found on the contractual products provided by the Seller, which violates any provision in the Agreement, during the period from the date products are delivered to the place of delivery to the date the warranty period expires, the Buyer shall have the right to ask the Seller to take any one of the following remedies:

6.3.1 Repair nonconforming contractual products at the cost of the Seller to make them comply with the requirements herein. The repair shall be finished within 30 days (inclusive) unless otherwise agreed by the

Buyer.

6.3.2 Replace nonconforming products with conforming ones at the cost of the Seller. The replacement shall be finished within 30 days (inclusive) unless otherwise agreed by the Buyer.

6.3.3 The Buyer returns the defective products to the Seller and the Seller transports the returned products out of the installation site. In this case, the Seller shall refund all contract price it has collected, and bear any additional cost of the Buyer on installation, uninstallation, transportation, insurance and purchase of alternative products incurred therefrom.

6.4 The products provided by the Seller to the Buyer shall not infringe upon the right of any third party. The Seller shall protect the Buyer from any action or claim raised by any third party against the Buyer on the infringement upon its any patent, registered design, copyright, trademark, commodity name, other intellectual propriety right or industrial design right due to the Buyer’s use of such products or any part hereof. In case the Buyer suffers any such claim or action, the Seller shall defend the Buyer against and assume any and all losses and damages caused thereby, in which case the Buyer shall have the right to rescind the Agreement and the Seller shall pay a liquidated damage, as much as 10% of the total contract price, to the Buyer.

7. Responsibility for Breach of Contract

7.1 Where the Seller fails to perform or unsatisfactorily performs its obligations hereunder, the Buyer shall be entitled to request the Seller to bear the responsibilities for breach of contract by continuing to perform this Agreement, compensating the Seller for all losses or paying the liquidated damage.

7.1.1 If the Seller delays the delivery against the Agreement, the Buyer shall be entitled to claim a liquidated damage from the Seller at 1‰ of the contract price for each day of delay.

7.1.2 If the Seller fails to perform its obligation of repair and replace in accordance with Article 6.6.1 and Article 6.6.2 hereof, the Buyer shall be entitled to claim a liquidated damage from the Seller at 1‰ of the contract price for each day of violation.

7.1.3 If the project of the Buyer fails to be launched on schedule due to the quality issue or late delivery of the Seller’s products, the Seller shall pay the Buyer a liquidated damage at 0.1% of the contract price for each day of delay.

7.1.4 If any contractual product cannot be used properly due to a defect in the Seller’s design, material or manufacturing during the warranty period, the Seller shall pay the Buyer a liquidated damage at 2% of the contract price for each occurrence.

7.1.5 The Buyer shall be entitled to rescind the Agreement and request the Seller to refund all or part of the payment the Buyer has already made in one of the following cases; the Buyer shall also be entitled to request the Seller to pay a liquidated damage at 20% of the contract price in full or in part in the 1st, 2nd and 4th following case:

(1) Products provided by the Seller cannot be used at all;

(2) The Buyer cannot supply any longer, as clearly expressed by the Seller, or as reasonably believed by the Buyer;

(3) The total amount of liquidated damaged paid by the Seller reach 20% of the total contract price;

(4) The Seller fails to rectify any of its violating acts within the given time after the notice of the Buyer.

Where the Agreement is terminated by the Buyer, the Buyer shall be entitled to buy the products similar to those under this Agreement in the conditions and ways it deems proper, with any extra expenses borne by the Seller.

7.1.6 Where the liquidated damage paid by the Seller as agreed herein is insufficient to cover the loss of the Buyer, the shortfall shall also be paid by the Seller to the Buyer.

7.2 Where the Buyer delays the payment of the contract price, it shall pay a liquidated damage for the delayed products, calculated based on the benchmark interest rate for loan of current period stipulated by the People’s Bank of China to the Seller.

8. Force Majeure

8.1 Force majeure events mentioned in this Contract refer to objective circumstances that are unforeseeable, unavoidable and insuperable, including but not limited to natural disasters, wars, armed conflicts, social turmoils, riots or other events defined as force majeure in accordance with this article.

8.2 Where the performance of either party’s contractual obligation hereunder is affected by a force majeure event, the performance of such contractual obligation may be postponed or exempted in full or in part in accordance with the influence degree and scope of such force majeure event. However, the affected party shall take very measure necessary to minimize the delay or other adverse impact of such force majeure event, and immediately notify the other party once such impact is eliminated. Neither party shall be allowed to ask for the adjustment of contract price by the reason of delay caused by force majeure.

8.3 The party affected by the force majeure event shall, within 2 weeks (inclusive) after the occurrence, obtain the proof of such force majeure event from the relevant authority, and send such proof to the other party for confirmation by fax or in other written form. Otherwise, the affected party shall have no right to ask for a relief or exemption of contractual obligation for the reason of force majeure.

8.4 If the impact of a force majeure event has already reached, or is expected to reach, 120 days (inclusive), either party shall have the right to terminate the Agreement. Any subsequent issue caused by this Agreement therefrom shall be settled via friendly negotiations of both parties.

9. Applicable Law

The conclusion, interpretation, performance and dispute resolution of this Agreement shall be governed by the laws of the People’s Republic of China.

10. Dispute Resolution

The method of dispute resolution is specified in the Purchase Agreement.

11. Contract Validity

The conditions for validity of this Agreement are specified in the Purchase Agreement.

12. Counterparts

The number of counterparts is agreed upon in the Purchase Agreement.

13. Confidentiality

Both parties and their respective employees and agents shall bear confidentiality liability for the client information, technical information, price, offer, discounts, market, product information and other information provided by the other party in any form, and shall not disclose such confidential information to any third party. The provisions specified in this part shall survive the termination of this Agreement.

(Intentionally left blank below)

Part 3    Special Terms

Special terms shall constitute amendments or supplements to the general terms upon the negotiations by both parties hereto. Where there is any discrepancy between special terms and general terms, the special terms shall prevail.

Item	Article	Content
\	\	\
\	\	\
\	\	\
\	\	\
\	\	\